UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Mutual Fund

[photo of trees]

Annual report for the year ended October 31, 2009

American Mutual Fund® strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–9.10%	0.76%	3.02%

The total annual fund operating expense ratio was 0.67% for Class A shares as of October 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 2.29%. The fund’s distribution rate for Class A shares as of that date was 2.98%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 32.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

If you were to look at only the beginning and end of American Mutual Fund’s fiscal year, you might not appreciate what happened in the interval. You might even think that there had been little change.

But it was a momentous 12-month period by any measure. During the fiscal year ended October 31, 2009, investors were exposed to the steepest postwar decline in the stock market and the worst economic collapse since the 1930s — and the fastest stock market surge since 1938.

In the most precipitous months of the decline, American Mutual Fund (AMF) was aided by its inherent defensive characteristics of investing in high-quality, above-average, and income-producing equities. For every month of the past fiscal year until the low in early March of 2009, the fund fared well, compared with the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of large-company U.S. stocks. In the recovery since that time, AMF could not match the spectacular price gains following the worst market decline since the 1930s. However, taking the full 12-month period into account, AMF posted a gain of 11.3%, compared with 9.8% for the S&P 500.

In addition, AMF continued its long-term record of posting more favorable results than the broad equity market during significant stock market declines. As the chart on pages 10 and 11 shows, AMF has fallen less than the S&P 500 in all 13 major declines of 15% or more since the fund began operations in 1950. The fund’s conservative approach and focus on the balanced accomplishment of three objectives — current income, preservation of capital and capital appreciation — helped cushion the decline to some extent. Of course, there have been periods when AMF has lagged the S&P 500, particularly in strong markets like this past spring and summer.

AMF’s downside strength supported its ability to post better results than the S&P 500 over the lifetime of the fund and, in particular, over periods like the last 10 years, when the S&P 500 sustained an average annual loss of 0.9%. Over that same period, AMF’s average annual total return was 3.2%. Over the fund’s 59-year lifetime, it has had an average annual total return of 11.5%, compared with 10.9% of the S&P 500.

[Begin Sidebar]
[photo of trees]

In this report

Special feature

6	The road ahead for American Mutual Fund after a turbulent year
Where does the fund go from here? Several American Mutual Fund decision-makers give us their perspectives.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

13	Summary investment portfolio

17	Financial statements

33	Board of directors and other officers
[End Sidebar]

[Begin Sidebar]
Dividends paid in calendar year 2009

For tax purposes, here are the income dividends Class A shareholders received in calendar year 2009.

Income dividends per share:	$0.15 paid 3/23/2009
$0.15 paid 6/22/2009
$0.15 paid 9/21/2009
$0.15 to be paid on 12/23/2009

The fund will pay a special dividend from accumulated, undistributed income on 12/23/2009.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2009, will be mailed to you with your American Funds Tax Guide in late January 2010.
[End Sidebar]

Portfolio review

At fiscal year-end, the fund was 86% invested in equities with its largest concentration in industrials, information technology, health care and energy. Together these four constituted 56% of our equity exposure. Half the fund’s 10 largest holdings were in technology or energy companies. After a difficult 2008 fiscal year, many technology companies made positive contributions during the last 12 months. Three of the fund’s largest holdings had negative results, including Abbott Laboratories (–8.3%), AT&T (–4.1%) and ConocoPhillips (–3.5%).

In an ongoing effort to provide our shareholders with current income, AMF distributed dividend income above the amount offered by the S&P 500 for the fiscal year of 2009. AMF’s dividends per share for the fiscal year were 95% of those of a year earlier. This was achieved during a time when the S&P 500 companies cut dividend payments by 20% over the last 12 months.

We are grateful that the total number of accounts in the fund declined only 1% during the recent fiscal year. We appreciate that AMF shareholders have stayed with us through the most difficult period that we have witnessed in our investment lifetime. We have come through this with total assets at the end of the period higher than in the beginning, with good comparative results and with the maintenance of our long-term record of posting more favorable results than the broad market during difficult periods.

We are also thankful for the confidence shown our investment team, which has recently been augmented by two portfolio counselors. James Terrile, who specializes in health care companies, has 14 years of investment experience; and Will Robbins, who covers U.S. banks, has 16 years of investment experience. Joyce E. Gordon, a veteran portfolio counselor in the fund with 30 years of investment experience, has been elected president of American Mutual Fund.

Looking forward

We believe that the worst of the stock market free fall is behind us. With the government’s support and low interest rates, the economic recovery under way since midyear should gather momentum in coming quarters. Still, there is a persisting concern that the strength of the economic recovery over the next several years may not match that of past cycles. We believe that the greatest shock to the system in our investment lifetimes seems to have ended, and we look forward to better days ahead.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman

/s/ Joyce E. Gordon

Joyce E. Gordon
President

December 10, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Results of a $10,000 investment in American Mutual Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

For more than 59 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — when the fund began operations — through October 31, 2009. The table beneath the chart shows the fund’s total return in each of the 59 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $6,309,734.3

You can use this table to estimate how the value of your own holding has grown over the years. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 1999. At the time, the table indicates the value of the investment illustrated here was $4.6 million. Since then, it has grown to $6.3 million. Thus, in the same period, the value of your 1999 investment — regardless of its size — also has grown.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2009)*

	1 year	5 years	10 years

Class A shares	4.88%	0.42%	2.63%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
Date	American Mutual Fund with dividends reinvested3	American Mutual Fund with dividends excluded5

02/21/50	9,426	9,426
07/13/50	9,004	8,918
10/07/50	10,274	10,075
10/31/50	10,018	9,708
10/31/51	12,234	11,334
07/16/52	13,421	12,181
10/31/52	13,164	11,710
03/19/53	14,577	12,882
09/14/53	13,004	11,256
10/31/53	14,076	12,009
10/31/54	19,261	15,876
09/23/55	26,727	21,627
10/31/55	25,050	20,087
08/02/56	31,861	25,028
10/31/56	29,652	23,142
12/31/56	30,831	24,062
10/22/57	26,773	20,267
10/31/57	28,050	21,241
01/02/58	27,933	20,944
09/30/58	34,818	25,718
10/31/58	36,140	26,511
08/03/59	43,480	31,294
10/31/59	41,489	29,668
12/31/59	43,319	30,977
09/28/60	40,277	27,959
10/31/60	40,865	28,371
10/31/61	54,348	36,806
12/12/61	57,113	38,678
06/25/62	42,687	28,545
10/31/62	46,572	30,677
10/31/63	61,289	39,309
10/31/64	71,355	44,625
06/28/65	70,430	43,509
10/31/65	79,919	48,769
12/17/65	82,334	50,242
10/07/66	71,747	42,538
10/31/66	77,646	46,067
01/04/67	79,886	47,052
09/25/67	98,623	57,321
10/31/67	92,836	53,558
03/25/68	89,187	51,057
10/31/68	109,586	61,257
11/29/68	115,011	64,289
10/09/69	98,399	53,023
10/31/69	103,216	55,651
05/26/70	78,408	41,363
10/31/70	93,358	48,100
04/29/71	120,955	61,139
10/31/71	112,886	55,961
11/23/71	106,468	52,779
08/23/72	128,118	61,708
10/31/72	125,226	59,737
12/11/72	136,043	64,897
08/22/73	112,151	51,865
10/31/73	124,800	57,130
03/14/74	126,331	57,130
10/03/74	91,007	38,810
10/31/74	105,122	44,985
12/06/74	96,877	41,457
07/15/75	138,200	56,926
10/31/75	132,196	53,330
12/05/75	130,346	52,584
09/21/76	174,044	67,986
10/31/76	167,379	64,276
12/31/76	182,661	70,144
10/31/77	176,434	64,554
01/26/78	175,846	63,480
09/12/78	229,322	80,818
10/31/78	198,947	69,119
10/05/79	257,885	86,418
10/31/79	232,805	76,959
10/15/80	315,866	100,651
10/31/80	303,585	95,432
06/23/81	350,366	107,612
09/25/81	317,838	96,442
10/31/81	334,117	99,943
08/10/82	334,437	93,802
10/22/82	434,703	120,458
10/31/82	426,438	118,168
01/03/83	444,289	120,550
10/10/83	562,833	149,553
10/31/83	544,917	143,286
11/29/83	564,778	148,509
07/24/84	507,745	128,657
10/31/84	577,161	144,417
01/04/85	583,499	144,219
07/17/85	704,992	170,303
10/31/85	701,836	167,598
09/04/86	936,477	216,971
10/31/86	913,072	209,413
08/25/87	1,136,870	253,230
10/19/87	886,283	195,646
10/31/87	960,889	212,116
12/04/87	893,638	197,270
06/22/88	1,071,388	229,884
10/31/88	1,081,202	227,085
01/03/89	1,071,656	220,598
10/31/89	1,299,788	259,386
12/13/89	1,346,639	268,736
10/31/90	1,239,346	235,204
01/09/91	1,280,467	238,543
08/28/91	1,533,066	279,429
10/31/91	1,544,414	278,500
12/10/91	1,500,849	267,729
08/03/92	1,715,846	299,703
10/31/92	1,690,017	292,156
12/04/92	1,720,976	294,489
10/15/93	2,018,685	335,881
10/31/93	2,004,864	333,581
11/01/93	2,003,137	333,294
04/04/94	1,902,057	313,572
10/31/94	2,039,874	326,417
12/08/94	1,968,379	311,824
10/19/95	2,505,170	386,113
10/31/95	2,473,446	381,224
01/10/96	2,579,741	394,322
10/21/96	2,965,119	442,248
10/31/96	2,940,742	438,613
12/16/96	2,977,645	440,717
10/07/97	3,809,732	552,257
10/31/97	3,652,205	529,422
01/09/98	3,718,525	535,657
04/17/98	4,289,166	613,976
10/31/98	4,205,471	594,159
11/23/98	4,395,647	621,027
12/14/98	4,240,060	595,287
10/31/99	4,584,199	631,823
11/16/99	4,643,616	640,013
03/07/00	3,918,147	536,579
10/31/00	4,639,429	620,069
05/21/01	5,217,427	686,711
09/21/01	4,560,805	591,103
10/31/01	4,811,535	623,599
03/19/02	5,400,265	694,828
10/09/02	3,957,009	500,364
10/31/02	4,406,372	557,186
03/11/03	4,149,192	521,398
10/31/03	5,257,312	648,807
11/18/03	5,200,587	641,807
10/06/04	5,895,199	713,980
10/31/04	5,825,570	705,547
11/02/04	5,823,249	705,266
08/03/05	6,444,871	770,270
10/31/05	6,279,702	746,895
12/31/05	6,489,117	768,159
10/26/06	7,359,693	857,928
10/31/06	7,309,525	852,080
03/05/07	7,416,422	860,226
07/19/07	8,390,997	963,860
10/31/07	8,200,608	937,203
11/06/07	8,072,187	922,526
10/27/08	5,106,324	569,630
10/31/08	5,670,574	632,574
03/09/09	4,303,671	473,029
10/19/09	6,619,809	710,800
10/31/09	6,309,734	677,506

Date	Standard & Poor’s 500 Composite index with dividends reinvested4

02/21/50	10,000
3/9/1950	9,980
10/24/1950	12,242
10/31/1950	12,023
12/4/1950	11,810
10/15/1951	15,620
10/31/1951	15,125
11/24/1951	14,703
8/8/1952	17,629
10/31/1952	17,157
1/5/1953	18,855
9/14/1953	16,653
10/31/1953	18,185
11/17/1953	17,970
10/6/1954	25,456
10/31/1954	24,752
11/1/1954	24,838
9/23/1955	36,907
10/31/1955	34,492
11/1/1955	34,443
8/2/1956	41,741
10/31/1956	38,605
7/15/1957	42,684
10/22/1957	34,205
10/31/1957	36,167
12/18/1957	34,818
10/13/1958	47,125
10/31/1958	47,009
11/25/1958	46,725
8/3/1959	56,925
10/31/1959	54,385
1/5/1960	57,427
10/25/1960	51,038
10/31/1960	52,268
11/1/1960	52,806
10/31/1961	69,287
12/12/1961	73,541
6/26/1962	53,780
10/31/1962	59,004
11/1/1962	59,630
10/28/1963	80,093
10/31/1963	79,835
11/22/1963	75,088
10/12/1964	94,552
10/31/1964	94,408
6/28/1965	92,427
10/27/1965	105,817
10/31/1965	106,023
2/9/1966	108,804
10/7/1966	86,547
10/31/1966	95,134
11/22/1966	94,505
9/25/1967	118,979
10/31/1967	115,082
3/5/1968	108,692
10/21/1968	132,432
10/31/1968	130,788
11/29/1968	137,411
7/29/1969	115,515
10/31/1969	126,935
11/10/1969	128,357
5/26/1970	92,108
10/31/1970	112,877
11/18/1970	112,254
4/28/1971	143,982
10/31/1971	131,895
11/23/1971	126,198
8/14/1972	161,027
10/31/1972	160,791
1/11/1973	174,099
8/22/1973	148,093
10/31/1973	160,825
11/1/1973	159,934
10/3/1974	96,094
10/31/1974	114,517
12/6/1974	101,201
7/15/1975	152,757
10/31/1975	144,279
12/5/1975	141,160
9/21/1976	180,440
10/31/1976	173,368
12/31/1976	182,351
10/25/1977	159,782
10/31/1977	162,890
3/6/1978	156,091
9/12/1978	197,202
10/31/1978	173,229
11/14/1978	172,001
10/5/1979	217,506
10/31/1979	200,011
3/27/1980	196,407
10/15/1980	275,888
10/31/1980	264,126
11/28/1980	292,265
9/25/1981	243,451
10/31/1981	265,623
8/12/1982	233,339
10/20/1982	320,276
10/31/1982	308,890
11/23/1982	307,088
10/10/1983	415,677
10/31/1983	395,213
1/6/1984	412,027
7/24/1984	368,402
10/31/1984	420,380
12/13/1984	411,175
7/17/1985	509,869
10/31/1985	501,639
11/4/1985	505,418
9/4/1986	691,048
10/31/1986	668,098
8/25/1987	943,691
10/19/1987	632,928
10/31/1987	710,847
12/4/1987	634,197
10/21/1988	827,986
10/31/1988	815,773
11/16/1988	771,471
10/9/1989	1,087,429
10/31/1989	1,030,770
7/16/1990	1,143,973
10/11/1990	924,581
10/31/1990	953,671
11/7/1990	959,977
8/28/1991	1,275,819
10/31/1991	1,272,350
11/29/1991	1,221,224
9/14/1992	1,415,354
10/31/1992	1,398,929
11/4/1992	1,393,683
10/15/1993	1,611,215
10/31/1993	1,607,499
2/2/1994	1,667,508
4/4/1994	1,526,617
10/31/1994	1,669,519
12/8/1994	1,579,580
10/19/1995	2,140,536
10/31/1995	2,110,427
11/1/1995	2,120,298
10/18/1996	2,635,548
10/31/1996	2,618,637
11/1/1996	2,613,067
10/7/1997	3,713,963
10/31/1997	3,459,189
11/12/1997	3,426,436
7/17/1998	4,535,102
10/31/1998	4,219,865
11/3/1998	4,266,609
7/16/1999	5,497,678
10/31/1999	5,302,788
3/24/2000	5,967,503
10/12/2000	5,229,586
10/31/2000	5,625,358
11/6/2000	5,636,338
9/21/2001	3,842,757
10/31/2001	4,225,243
1/4/2002	4,686,796
10/9/2002	3,141,633
10/31/2002	3,587,381
03/11/03	3,264,697
10/31/03	4,333,074
11/20/2003	4,262,720
2/11/2004	4,794,947
10/31/2004	4,740,913
11/1/2004	4,742,213
8/3/2005	5,293,460
10/31/2005	5,154,100
11/1/2005	5,135,952
10/26/2006	6,037,882
10/31/2006	5,995,606
11/3/2006	5,936,256
10/9/2007	6,930,573
10/31/2007	6,868,057
11/6/2007	6,739,019
10/27/2008	3,840,047
10/31/2008	4,389,986
3/9/2009	3,102,365
10/19/2009	5,101,006
10/31/2009	4,820,186

Year	Month	Consumer Price Index6

1950	31-Oct	10,468
1951	31-Oct	11,149
1952	31-Oct	11,362
1953	31-Oct	11,489
1954	31-Oct	11,404
1955	31-Oct	11,447
1956	31-Oct	11,702
1957	31-Oct	12,043
1958	31-Oct	12,298
1959	31-Oct	12,511
1960	31-Oct	12,681
1961	31-Oct	12,766
1962	31-Oct	12,936
1963	31-Oct	13,106
1964	31-Oct	13,234
1965	31-Oct	13,489
1966	31-Oct	14,000
1967	31-Oct	14,340
1968	31-Oct	15,021
1969	31-Oct	15,872
1970	31-Oct	16,766
1971	31-Oct	17,404
1972	31-Oct	18,000
1973	31-Oct	19,404
1974	31-Oct	21,745
1975	31-Oct	23,362
1976	31-Oct	24,638
1977	31-Oct	26,213
1978	31-Oct	28,553
1979	31-Oct	32,000
1980	31-Oct	36,085
1981	31-Oct	39,745
1982	31-Oct	41,787
1983	31-Oct	42,979
1984	31-Oct	44,809
1985	31-Oct	46,255
1986	31-Oct	46,936
1987	31-Oct	49,064
1988	31-Oct	51,149
1989	31-Oct	53,447
1990	31-Oct	56,809
1991	31-Oct	58,468
1992	31-Oct	60,340
1993	31-Oct	62,000
1994	31-Oct	63,617
1995	31-Oct	65,404
1996	31-Oct	67,362
1997	31-Oct	68,766
1998	31-Oct	69,787
1999	31-Oct	71,574
2000	31-Oct	74,043
2001	31-Oct	75,617
2002	31-Oct	77,149
2003	31-Oct	78,723
2004	10/31/2004	81,234
2005	10/31/2005	84,766
2006	10/31/2006	85,872
2007	10/31/2007	88,909
2008	10/31/2008	92,159
2009	10/31/2009	91,990
[end mountain chart]

Year ended October 31	1950	7	1951	1952	1953	1954	1955	1956

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	$0.3		0.5	0.5	0.6	0.6	0.7	0.8
Value at year-end	$10.0		12.2	13.2	14.1	19.3	25.1	29.7
Dividends excluded9	$0.3		0.5	0.5	0.5	0.5	0.5	0.6
Value at year-end	$9.7		11.3	11.7	12.0	15.9	20.1	23.1

Annual percentage returns assuming reinvestment of dividends
Income return	3.1%		5.3	4.3	4.4	4.4	3.5	3.2
Capital return	(2.9)		16.8	3.3	2.5	32.4	26.6	15.2
AMF total return	0.2		22.1	7.6	6.9	36.8	30.1	18.4

Year ended October 31	1957		1958	1959	1960	1961	1962	1963

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	0.9		1.0	1.0	1.2	1.3	1.4	1.5
Value at year-end	28.1		36.1	41.5	40.9	54.3	46.6	61.3
Dividends excluded9	0.7		0.8	0.8	0.9	0.9	0.9	1.0
Value at year-end	21.2		26.5	29.7	28.4	36.8	30.7	39.3

Annual percentage returns assuming reinvestment of dividends
Income return	3.1		3.6	2.9	2.9	3.1	2.5	3.3
Capital return	(8.5)		25.2	11.9	(4.4)	29.9	(16.8)	28.3
AMF total return	(5.4)		28.8	14.8	(1.5)	33.0	(14.3)	31.6

Year ended October 31	1964		1965	1966	1967	1968	1969	1970

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	1.7		1.8	2.3	2.6	3.2	3.8	4.2
Value at year-end	71.4		79.9	77.6	92.8	109.6	103.2	93.4
Dividends excluded9	1.1		1.1	1.4	1.5	1.8	2.1	2.2
Value at year-end	44.6		48.8	46.1	53.6	61.3	55.7	48.1

Annual percentage returns assuming reinvestment of dividends
Income return	2.8		2.6	2.8	3.3	3.4	3.4	4.0
Capital return	13.6		9.4	(5.6)	16.3	14.6	(9.2)	(13.6)
AMF total return	16.4		12.0	(2.8)	19.6	18.0	(5.8)	(9.6)

Year ended October 31	1971		1972	1973	1974	1975	1976	1977

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	4.4		4.7	5.1	7.3	7.3	7.9	8.6
Value at year-end	112.9		125.2	124.8	105.1	132.2	167.4	176.4
Dividends excluded9	2.2		2.3	2.4	3.3	3.1	3.1	3.2
Value at year-end	56.0		59.7	57.1	45.0	53.3	64.3	64.6

Annual percentage returns assuming reinvestment of dividends
Income return	4.7		4.2	4.0	5.8	6.9	6.0	5.1
Capital return	16.2		6.7	(4.3)	(21.6)	18.9	20.6	0.3
AMF total return	20.9		10.9	(0.3)	(15.8)	25.8	26.6	5.4

Year ended October 31	1978		1979	1980	1981	1982	1983	1984

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	10.0		11.3	13.9	16.4	26.8	26.2	26.6
Value at year-end	198.9		232.8	303.6	334.1	426.4	544.9	577.2
Dividends excluded9	3.6		3.9	4.5	5.0	7.8	7.1	6.9
Value at year-end	69.1		77.0	95.4	99.9	118.2	143.3	144.4

Annual percentage returns assuming reinvestment of dividends
Income return	5.7		5.7	6.0	5.4	8.0	6.2	4.9
Capital return	7.1		11.3	24.4	4.7	19.6	21.6	1.0
AMF total return	12.8		17.0	30.4	10.1	27.6	27.8	5.9

Year ended October 31	1985		1986	1987	1988	1989	1990	1991

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	30.1		34.1	39.3	50.0	59.9	66.1	71.8
Value at year-end	701.8		913.1	960.9	1,081.2	1,299.8	1,239.3	1,544.4
Dividends excluded9	7.4		8.0	8.9	10.8	12.3	13.0	13.4
Value at year-end	167.6		209.4	212.1	227.1	259.4	235.2	278.5

Annual percentage returns assuming reinvestment of dividends
Income return	5.2		4.9	4.3	5.2	5.5	5.1	5.8
Capital return	16.4		25.2	0.9	7.3	14.7	(9.8)	18.8
AMF total return	21.6		30.1	5.2	12.5	20.2	(4.7)	24.6

Year ended October 31	1992		1993	1994	1995	1996	1997	1998

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	67.5		70.9	76.5	83.2	90.2	95.0	104.1
Value at year-end	1,690.0		2,004.9	2,039.9	2,473.4	2,940.7	3,652.2	4,205.5
Dividends excluded9	12.0		12.1	12.5	13.1	13.7	14.0	14.9
Value at year-end	292.2		333.6	326.4	381.2	438.6	529.4	594.2

Annual percentage returns assuming reinvestment of dividends
Income return	4.4		4.2	3.8	4.1	3.6	3.2	2.9
Capital return	5.0		14.4	(2.1)	17.2	15.3	21.0	12.2
AMF total return	9.4		18.6	1.7	21.3	18.9	24.2	15.1

Year ended October 31	1999		2000	2001	2002	2003	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	110.5		132.2	145.4	121.4	115.8	105.4	112.3
Value at year-end	4,584.2		4,639.4	4,811.5	4,406.4	5,257.3	5,825.6	6,279.7
Dividends excluded9	15.5		18.0	19.2	15.6	14.5	12.9	13.5
Value at year-end	631.8		620.1	623.6	557.2	648.8	705.5	746.9

Annual percentage returns assuming reinvestment of dividends
Income return	2.6		2.9	3.1	2.5	2.6	2.0	1.9
Capital return	6.4		(1.7)	0.6	(10.9)	16.7	8.8	5.9
AMF total return	9.0		1.2	3.7	(8.4)	19.3	10.8	7.8

Year ended October 31	2006		2007	2008	2009
							Average annual total return for AMF’s lifetime
Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	135.1		157.0	175.0	206.6
Value at year-end	7,309.5		8,200.6	5,670.6	6,309.7
Dividends excluded9	15.9		18.2	19.8	22.7
Value at year-end	852.1		937.2	632.6	677.5

Annual percentage returns assuming reinvestment of dividends
Income return	2.2		2.1	2.1	3.6		4.01%
Capital return	14.2		10.1	(33.0)	7.7		7.40
AMF total return	16.4		12.2	(30.9)	11.3		11.41
The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested capital gain distributions totaling $3,756,770 in the years 1950–2009 and reinvested dividends.
4The S&P 500 is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
5Includes reinvested capital gain distributions taken in shares totaling $589,593 but does not reflect income dividends taken in cash.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $91,990 to buy today what $10,000 bought when the fund began.
7For the period February 21, 1950 (when the fund began operations), through October 31, 1950.
8Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990, $8,996 in 1991 and $32,002 in 2009.
9Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990, $1,707 in 1991 and $3,570 in 2009.

The road ahead for
American Mutual Fund
after a turbulent year

[photo of a concrete path - trees on both sides of the path]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

The 2009 fiscal year ended October 31 is one that few American Mutual Fund shareholders would like to experience again. Jim Dunton, vice chairman of AMF, describes the past 12 months as highlighted by “the most disruptive financial crisis in the fund’s 59-year lifetime.”

So where does the fund go from here? In the wake of this turbulent year, we met with several AMF portfolio counselors to get their perspectives on the road ahead. In the pages that follow, we will discuss the steep market decline, the recovery, how the fund fared in the volatile market, and the future for the economy, for the stock market and for AMF.

Why did the financial crisis happen, and when did it begin?

The real estate bubble had been fueled by an excess availability of credit. Difficulties began to surface in the spring of 2007 when HSBC, a large multinational bank-holding company, reported a write-down on its subprime real estate business. “From then on, the crisis developed like a slow-motion train wreck,” says veteran portfolio counselor Jim Lovelace.

“The bad-loan problem was facilitated by development of special-purpose pools of securities,” says long-time portfolio counselor Michael Shanahan. “Derivatives and other products added complexity to the mix. No one approved the system, but it just kept growing. Troubles in real estate eventually flowed back into the heart of the financial system — the retail banks, the mortgage market and investment banks. From there, trouble spread to the financial markets as a whole and to the rest of the economy.”

Still, many investors believed that the subprime housing bubble and the spreading economic problems would remain localized in the United States. By the fourth quarter of 2008, in the face of the collapse of several prominent financial institutions, a rapidly increasing number of businesses and individuals moved to preserve their liquidity. Banks ceased making loans even to their best customers, freezing the gears in the U.S. economy and economies around the world. Stock markets panicked. The subsequent highly correlated decline in virtually all equity and commodity markets dispelled the notion that the crisis was limited to U.S. markets. The worldwide economic integration that has been brought about by technology and telecommunications has tied markets together more completely than was understood.

[Begin Sidebar]
Generally higher yields over time — AMF vs. the S&P 500

American Mutual Fund typically has had a higher dividend yield than the S&P 500. One reason for this: Many companies in the S&P 500 don’t pay dividends, while AMF primarily invests in those that do.

[begin bar chart]
	Distribution rate (%) at net asset value
Date	AMF	S&P 500

10/31/1990	5.35%	3.91%
10/31/1991	4.77%	3.09%
10/31/1992	4.01%	2.95%
10/31/1993	3.52%	2.68%
10/31/1994	3.70%	2.76%
10/31/1995	3.35%	2.35%
10/31/1996	3.03%	2.10%
10/31/1997	2.55%	1.68%
10/31/1998	2.38%	1.46%
10/31/1999	2.29%	1.22%
10/31/2000	2.52%	1.15%
10/31/2001	2.96%	1.49%
10/31/2002	2.73%	1.81%
10/31/2003	2.21%	1.61%
10/31/2004	1.83%	1.68%
10/31/2005	1.81%	1.77%
10/31/2006	1.82%	1.76%
10/31/2007	1.91%	1.76%
10/31/2008	2.98%	2.99%
10/31/2009	3.35%	2.26%
[end bar chart]
[End Sidebar]

[photo of a leaf]

Joyce Gordon, president of AMF, provides more specifics on how dire the situation was at the bottom of the market in early March 2009. “The financial system was in disarray. Banks were not lending, and the bond market was not receptive to companies refinancing debt as it was coming due. Industrial companies were reporting that new orders were so low that they didn’t know how to forecast from them. As a result, companies were laying off employees at a very rapid rate and many companies reduced their level of inventories, which added to the economy’s weakness. In addition, economies around the world were experiencing similar problems. Stock markets in most countries moved down together. Every industry sector in the S&P 500 was down; only U.S. government issues posted gains. The situation was so dismal that many economists were even comparing the period with 1929.”

How did governments respond?

“Central banks and governments around the world worked to prevent a catastrophe,” Joyce says. “The move shored up confidence in the U.S. financial system and kept credit flowing, while bankers and government officials worked to rebuild banks’ depleted capital.”

[photo of tree trunks]

“We are now experiencing a synchronized global recovery,” says Jim Dunton. Real gross domestic product has already turned up in Germany, France, Japan and much of Asia. The U.S. economy expanded in the third quarter of 2009, with the gross domestic product showing a 2.8% annual rate — its first increase since the second quarter of 2008.

“The fuel that was pumped into the system from central banks around the world should be more than adequate to sustain an upward tilt to profitability into 2010,” Jim Dunton says. Other good things have been happening as well. Earnings reports for the recent two quarters for industrial America have been much better than expected, says Joyce. “However, much of the surprise came from cost reductions and not growth in orders, revenues or prices. We have seen cost-cutting help offset the decline in sales. This has helped earnings, but there is a limit to cost-cutting. We will need to see a follow-through on new orders to maintain the strength in earnings and stock prices.

“We have been hearing more positive comments than negative comments from companies,” Joyce says. “Airlines, freight, health care, financial services and advertising are reporting business activity that is either stable or improving, providing optimism that the economic recovery may be sustainable.”

[photo of leaves]

What are the most significant questions about the U.S. economy in the coming months?

“Two important questions have to do with employment: the strength and timing of its recovery,” Jim Dunton says. “So far, the recession has cost us 7 million jobs. We know employment is a lagging indicator, but this is the biggest number of layoffs that we have seen since the 1930s. The financial system might also gain confidence if housing prices stopped falling. When you look at where the layoffs have occurred so far, about 25% are connected with the real estate market in some way.”

[Begin Sidebar]
How American Mutual Fund has fared during market declines*
Total returns for AMF and S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

[begin bar chart]
				Total returns (%)
				AMF	S&P 500

Jan. 5, 1953	-	Sept. 14, 1953	Korean War ends; recession begins	(9.7)	(11.7)
Aug. 2, 1956	-	Oct. 22, 1957	Egypt seizes Suez Canal	(16.0)	(18.1)
Dec. 12, 1961	-	June 26, 1962	Kennedy confronts steel industry	(25.0)	(26.9)
Feb. 9, 1966	-	Oct. 7, 1966	Economy overheats, interest rates rise	(15.1)	(20.5)
Nov. 29, 1968	-	May 26, 1970	Vietnam War sparks civil unrest, recession	(31.8)	(33.0)
Jan. 11, 1973	-	Oct. 3, 1974	OPEC oil embargo; Watergate scandal	(32.2)	(44.8)
Sept. 21, 1976	-	March 6, 1978	Carter warns of energy crisis	3.1	(13.5)
Nov. 28, 1980	-	Aug. 12, 1982	Record-high interest rates	3.5	(20.2)
Aug. 25, 1987	-	Dec. 4, 1987	Overvalued stocks trigger market crash	(21.4)	(32.8)
July 16, 1990	-	Oct. 11, 1990	Iraq invades Kuwait	(12.1)	(19.2)
July 17, 1998	-	Aug. 31, 1998	“Asian flu” spreads to Russia	(12.1)	(19.1)
March 24, 2000	-	Oct. 9, 2002	Internet bubble bursts	(7.1)	(47.4)
Oct. 9, 2007	-	Mar. 9, 2009	Global financial crisis	(48.3)	(55.2)
[end bar chart]

*Major stock market declines are deﬁned as a decline in price of 15% or more without dividends reinvested.
There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.
[End Sidebar]

[photo of leaves in against the trunk of a tree]
How did AMF fare in the stock market decline and recovery?

AMF continued its long-term record of declining less than Standard & Poor’s 500 Composite Index in each of the 13 major declines since the fund began operations in 1950. During the recent downturn, which began on October 9, 2007, and lasted until March 9, 2009, AMF declined 48.3%, compared with 55.2% by the S&P 500. (Major declines are defined as a drop in price of 15% or more without dividends reinvested. For more details, see the chart above.) Of course, there have been periods when AMF has lagged the S&P 500, particularly in strong markets.

AMF’s historic approach of selecting investments from a list of prescreened high-quality securities kept the fund away from speculative investments that suffered considerably in the past year, Jim Lovelace says. Although there were winners and losers in the financial group at the end of the year, many banks and financial service companies were badly damaged during the first four months of the year. They were unable to pay their dividends, and they lost their debt rating. As a result, many banks fell from AMF’s eligible list.

How selective is the eligible list? Consider that more than 5,000 stocks are listed on the major U.S. stock exchanges. They range from fledgling companies with no earnings and small sales to mature firms that not only have strong balance sheets and growing earnings but pay dividends. The fund invests primarily in companies that pay dividends, are based in the United States or Canada or included in the S&P 500, and are leaders in their industries. The list, which is approved by the fund’s board of directors, includes about 300 companies. The AMF portfolio itself reflects holdings in 170 companies.

The fund strives to reduce risk by investing primarily in companies that pay dividends. Even though dividends have hit a rough patch during the past year, AMF portfolio counselors still consider dividend-paying companies as their core investment and expect dividends to be even more important in the years ahead. That will be especially true if the stock market takes awhile to recover or continues sideways for a number of years, Joyce says. “In that scenario, dividends will deliver most of the appreciation and value for investors,” she says.

AMF’s investment in dividend-paying stocks has enabled the fund to typically produce a higher yield than companies in the S&P 500. (See the chart on page 8.) However, 2009 is expected to show the biggest decrease in dividend payments since 1938. Jim Lovelace points out that even though about as many companies have cut dividends as those that have increased dividends so far this year, the problem is that when companies raise dividend payments, they increase them by 5% to 10%. When they cut them, they have often been by 50% or more.

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Unless otherwise indicated, results shown are at net asset value with all distributions reinvested. If the maximum 5.75% Class A sales charge had been deducted, results would have been lower. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Sidebar]
Above-average returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, the fund has provided slightly higher returns than the three benchmarks the fund uses to measure its results. It accomplished this while showing lower volatility than the three benchmarks.

For the 10-year period ended October 31, 2009

[information illustrated in graphic format and table format]

	Average annual total return	Volatility

AMF	3.25%	12.66%
Lipper Growth and Income Funds Index	0.91	15.05
Lipper Multi-Cap Value Funds Index	2.62	16.10
S&P 500 Index	-0.95	16.05

Sources: Stocks — Standard & Poor’s Corporation, Lipper

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an unmanaged index of 500 large-company stocks selected to represent the stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds following a value approach to investing in companies of various sizes. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth of earnings orientation and an income requirement for dividends.
[End Sidebar]

The road ahead

What does the future hold? “Our inclinations at this moment are that the economy may continue to expand for the next several years, accompanied by rising corporate profits and stock prices,” Jim Dunton says. “But the opportunity to reach new highs on the stock market may be some years away.”

In the months ahead, it can be reassuring to realize that the fund’s key decision-makers have a depth of knowledge that few mutual funds can match — they average 30 years of investment experience. Jim Dunton has 47 years; Mike Shanahan, 45; Joyce Gordon, 30; and Jim Lovelace, 28. AMF’s two new portfolio counselors, announced in October, also fit the profile. Will Robbins, who covers U.S. banks, has 16 years of experience; and James Terrile, who specializes in health care companies, has 14 years of investment experience. The portfolio counselors’ years of accumulated wisdom have helped them navigate challenging markets in the past. “One of the great things about this fund is that we have people who have seen it all before,” says Jim Lovelace. “They are not likely to panic at the bottom of a market cycle or the top.” ■

[Begin Sidebar]
American Mutual Fund’s
portfolio counselors

American Mutual Fund’s six portfolio counselors have an average 30 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
Investment
Portfolio counselor	experience*

James K. Dunton	47
R. Michael Shanahan	45
Joyce E. Gordon	30
James B. Lovelace	28
Will Robbins	16
James Terrile	14

*Years of experience as of January 1, 2010.
[End Sidebar]

Summary investment portfolio, October 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Industrials	15.88%
Information technology	14.13
Health care	9.55
Energy	9.02
Consumer discretionary	7.71
Other industries	28.03
Convertible securities and preferred stocks	1.68
Bonds & notes	8.08
Short-term securities & other assets less liabilities	5.92
[end pie chart]

			Percent
		Value	of net
Common stocks - 84.32%	Shares	(000)	assets

Energy - 9.02%
Chevron Corp.	1,973,911	$151,083	1.03%
ConocoPhillips	4,177,900	209,647	1.43
Devon Energy Corp.	1,925,000	124,567	.85
Marathon Oil Corp.	5,353,600	171,155	1.17
Royal Dutch Shell PLC, Class A (ADR)	4,076,000	242,155	1.65
Other securities		422,661	2.89
		1,321,268	9.02

Materials - 3.60%
Air Products and Chemicals, Inc.	2,467,300	190,303	1.30
MeadWestvaco Corp.	6,209,864	141,771	.97
Other securities		195,078	1.33
		527,152	3.60

Industrials - 15.88%
3M Co.	2,013,700	148,148	1.01
Avery Dennison Corp.	3,710,000	132,261	.90
Boeing Co.	2,585,000	123,563	.84
Burlington Northern Santa Fe Corp.	2,315,000	174,366	1.19
CSX Corp.	2,742,500	115,679	.79
General Electric Co.	8,417,500	120,034	.82
Pitney Bowes Inc.	4,166,900	102,089	.70
R.R. Donnelley & Sons Co.	6,212,657	124,750	.85
Union Pacific Corp.	1,990,000	109,729	.75
United Parcel Service, Inc., Class B	3,550,000	190,564	1.30
United Technologies Corp.	4,030,000	247,643	1.69
Waste Management, Inc.	4,345,000	129,829	.89
Other securities		607,751	4.15
		2,326,406	15.88

Consumer discretionary - 7.71%
Darden Restaurants, Inc.	3,365,000	101,993	.70
Johnson Controls, Inc.	5,990,000	143,281	.98
Staples, Inc.	1,600,000	34,720	.24
Time Warner Inc.	4,002,666	120,560	.82
Other securities		728,410	4.97
		1,128,964	7.71

Consumer staples - 6.56%
Coca-Cola Co.	1,850,000	98,623	.67
Kellogg Co.	2,685,600	138,416	.95
Kimberly-Clark Corp.	1,900,000	116,204	.79
PepsiCo, Inc.	2,305,000	139,568	.95
Other securities		468,417	3.20
		961,228	6.56

Health care - 9.55%
Abbott Laboratories	4,179,600	211,362	1.44
Bristol-Myers Squibb Co.	4,662,500	101,642	.69
Medtronic, Inc.	3,452,000	123,236	.84
Merck & Co., Inc.	11,635,000	359,871	2.46
Novartis AG (ADR)	1,900,000	98,705	.67
Pfizer Inc	9,895,000	168,512	1.15
Schering-Plough Corp.	4,800,000	135,360	.93
Other securities		200,132	1.37
		1,398,820	9.55

Financials - 3.24%
JPMorgan Chase & Co.	3,293,000	137,549	.94
Other securities		337,548	2.30
		475,097	3.24

Information technology - 14.13%
Hewlett-Packard Co.	4,320,000	205,027	1.40
Intel Corp.	9,423,000	180,074	1.23
International Business Machines Corp.	2,810,000	338,914	2.31
Linear Technology Corp.	3,845,000	99,509	.68
Microsoft Corp.	16,849,198	467,228	3.19
Oracle Corp.	6,815,000	143,796	.98
Other securities		635,981	4.34
		2,070,529	14.13

Telecommunication services - 6.41%
AT&T Inc.	18,195,597	467,081	3.19
CenturyTel, Inc.	9,097,822	295,315	2.02
Verizon Communications Inc.	5,967,612	176,582	1.20
		938,978	6.41

Utilities - 7.62%
Exelon Corp.	3,893,720	182,849	1.25
FirstEnergy Corp.	2,552,900	110,489	.75
Questar Corp.	3,000,000	119,520	.82
Other securities		703,292	4.80
		1,116,150	7.62

Miscellaneous - 0.60%
Other common stocks in initial period of acquisition		87,683	.60

Total common stocks (cost: $12,044,741,000)		12,352,275	84.32

Preferred stocks - 1.43%

Financials - 1.43%
JPMorgan Chase & Co., Series I, 7.90% (1)	87,080,000	87,841	.60
Other securities		122,210	.83

Total preferred stocks (cost: $189,814,000)		210,051	1.43

Convertible securities - 0.25%

Consumer discretionary - 0.02%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	22,000	2,752	.02

Financials - 0.23%
Other securities		33,865	.23

Total convertible securities (cost: $29,090,000)		36,617	.25

	Principal
	amount
Bonds & notes - 8.08%	(000)

Energy - 0.20%
Chevron Corp. 3.95% 2014	$5,000	5,271	.04
Shell International Finance B.V. 4.00% 2014	5,000	5,260	.03
Other securities		18,499	.13
		29,030	.20

Industrials - 0.27%
Burlington Northern Santa Fe Corp. 6.75% 2011	8,442	9,177	.06
Other securities		30,876	.21
		40,053	.27

Consumer discretionary - 1.66%
AOL Time Warner Inc. 6.75%-6.875% 2011-2012	32,941	35,472
Time Warner Inc. 5.50% 2011	13,875	14,841	.34
Johnson Controls, Inc. 5.50% 2016	1,720	1,764	.01
Staples, Inc. 7.75% 2011	9,380	10,084
Staples, Inc. 9.75% 2014	101,450	123,051	.91
Other securities		58,497	.40
		243,709	1.66

Health care - 0.48%
Abbott Laboratories 5.125% 2019	5,000	5,310	.04
Merck & Co., Inc. 1.875% 2011	3,765	3,814	.02
Pfizer Inc. 4.45% 2012	5,000	5,305	.04
Other securities		55,886	.38
		70,315	.48

Financials - 2.08%
JPMorgan Chase & Co. 4.75% 2013	5,000	5,304	.04
Other securities		298,685	2.04
		303,989	2.08

Telecommunication services - 0.24%
AT&T Inc. 4.85% 2014	5,000	5,345	.04
Verizon Communications Inc. 5.55%-8.50% 2014-2018 (2)	20,000	24,172	.16
Other securities		5,430	.04
		34,947	.24

Mortgage-backed obligations (3) - 1.41%
Fannie Mae 4.00%-5.50% 2023-2039	196,688	203,108	1.38
Other securities		4,063	.03
		207,171	1.41

Bonds & notes of U.S. government & government agencies- 1.08%
Fannie Mae 2.50%-2.625% 2014	40,775	40,865	.28
Freddie Mac 1.75% 2012	50,240	50,666	.35
U.S. Treasury 0.875%-3.25% 2011-2016	45,000	45,508	.31
Other securities		20,376	.14
		157,415	1.08

Other - 0.66%
Other securities		96,943	.66

Total bonds & notes (cost: $1,089,110,000)		1,183,572	8.08

Short-term securities - 6.04%

Abbott Laboratories 0.13% due 12/16/2009 (2)	13,700	13,696	.09
Fannie Mae 0.17%-0.20% due 11/2-12/22/2009	95,700	95,694	.65
Federal Home Loan Bank 0.15%-0.17% due 11/17-12/16/2009	99,400	99,393	.68
Freddie Mac 0.18%-0.245% due 1/21-5/19/2010	209,568	209,454	1.43
JPMorgan Chase Funding Inc. 0.16% due 11/23/2009 (2)	27,000	26,997	.18
Merck & Co. Inc. 0.14% due 12/14/2009 (2)	19,700	19,697	.14
U.S. Treasury Bills 0.22%-0.338% due 5/6-8/26/2010	170,600	170,307	1.16
Other securities		248,987	1.71

Total short-term securities (cost: $884,121,000)		884,225	6.04

Total investment securities (cost: $14,236,876,000)		14,666,740	100.12

Other assets less liabilities		(16,863)	(.12)

Net assets		$14,649,877	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $359,391,000, which represented 2.45% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $14,236,876)		$14,666,740
Cash		3,514
Receivables for:
Sales of investments	$8,445
Sales of fund's shares	18,887
Dividends and interest	37,945	65,277
		14,735,531
Liabilities:
Payables for:
Purchases of investments	51,806
Repurchases of fund's shares	20,610
Investment advisory services	3,236
Services provided by affiliates	7,210
Directors' deferred compensation	2,078
Other	714	85,654
Net assets at October 31, 2009		$14,649,877

Net assets consist of:
Capital paid in on shares of capital stock		$15,509,046
Undistributed net investment income		26,823
Accumulated net realized loss		(1,315,856)
Net unrealized appreciation		429,864
Net assets at October 31, 2009		$14,649,877

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (679,790 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$11,861,700	549,899	$21.57
Class B	425,445	19,876	21.41
Class C	609,924	28,558	21.36
Class F-1	402,834	18,728	21.51
Class F-2	129,660	6,011	21.57
Class 529-A	228,116	10,591	21.54
Class 529-B	34,347	1,601	21.46
Class 529-C	65,155	3,037	21.46
Class 529-E	12,432	579	21.48
Class 529-F-1	9,088	421	21.56
Class R-1	16,913	789	21.43
Class R-2	132,182	6,178	21.40
Class R-3	180,571	8,415	21.46
Class R-4	75,433	3,504	21.53
Class R-5	108,114	5,012	21.57
Class R-6	357,963	16,591	21.58

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $22.89 and $22.85, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,073)	$414,061
Interest	76,691	$490,752

Fees and expenses*:
Investment advisory services	35,594
Distribution services	38,455
Transfer agent services	15,056
Administrative services	3,542
Reports to shareholders	1,056
Registration statement and prospectus	2,188
Directors' compensation	399
Auditing and legal	145
Custodian	92
State and local taxes	122
Other	951
Total fees and expenses before waiver	97,600
Less investment advisory services waiver	590
Total fees and expenses after waiver		97,010
Net investment income		393,742

Net realized loss and unrealized appreciation on investments
Net realized loss on investments	(1,311,942)
Net unrealized appreciation on investments	2,323,264
Net realized loss and unrealized appreciation on investments		1,011,322
Net increase in net assets resulting from operations		$1,405,064

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets		(dollars in thousands)

	Year ended October 31
	2009	2008
Operations:
Net investment income	$393,742	$402,269
Net realized (loss) gain on investments	(1,311,942)	165,743
Net unrealized appreciation (depreciation) on investments	2,323,264	(6,930,935)
Net increase (decrease) in net assets resulting from operations	1,405,064	(6,362,923)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(483,060)	(427,515)
Distributions from net realized gain on investments	(37,493)	(872,259)
Total dividends and distributions paid to shareholders	(520,553)	(1,299,774)

Net capital share transactions	(16,251)	223,819

Total increase (decrease) in net assets	868,260	(7,438,878)

Net assets:
Beginning of year	13,781,617	21,220,495
End of year (including undistributed
net investment income: $26,823 and $116,779, respectively)	$14,649,877	$13,781,617

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives – current income, growth of capital and conservation of principal – through investments in companies that participate in the growth of the American economy.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2009, the fund reclassified $188,000 from undistributed net investment income to capital paid in on shares of capital stock and $450,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$28,346
Capital loss carryforward expiring 2017*	(1,310,988)
Gross unrealized appreciation on investment securities	1,657,271
Gross unrealized depreciation on investment securities	(1,232,189)
Net unrealized appreciation on investment securities	425,082
Cost of investment securities	14,241,658

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2009			Year ended October 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$405,415	$31,214	$436,629	$369,421	$730,542	$1,099,963
Class B	12,408	1,229	13,637	10,304	31,107	41,411
Class C	16,302	1,585	17,887	12,522	38,154	50,676
Class F-1	12,755	954	13,709	11,629	23,835	35,464
Class F-2*	2,130	31	2,161	29	-	29
Class 529-A	7,009	521	7,530	5,513	10,805	16,318
Class 529-B	889	87	976	620	1,926	2,546
Class 529-C	1,575	148	1,723	1,047	3,192	4,239
Class 529-E	354	28	382	266	597	863
Class 529-F-1	268	18	286	184	328	512
Class R-1	384	34	418	233	600	833
Class R-2	3,153	306	3,459	2,124	6,663	8,787
Class R-3	5,058	402	5,460	4,009	9,338	13,347
Class R-4	2,127	148	2,275	1,569	2,936	4,505
Class R-5	8,585	788	9,373	8,045	12,236	20,281
Class R-6†	4,648	-	4,648	-	-	-
Total	$483,060	$37,493	$520,553	$427,515	$872,259	$1,299,774

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.225% on such assets in excess of $21 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended October 31, 2009, total investment advisory services fees waived by CRMC were $590,000. As a result, the fee shown on the accompanying financial statements of $35,594,000, which was equivalent to an annualized rate of 0.268%, was reduced to $35,004,000, or 0.263% of average month-end net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$24,858	$14,476	Not applicable	Not applicable	Not applicable
Class B	4,101	580	Not applicable	Not applicable	Not applicable
Class C	5,481	Included in administrative services	$813	$136	Not applicable
Class F-1	843		411	35	Not applicable
Class F-2	Not applicable		65	3	Not applicable
Class 529-A	402		215	34	$193
Class 529-B	308		35	11	31
Class 529-C	546		62	17	55
Class 529-E	53		12	2	11
Class 529-F-1	-		8	1	7
Class R-1	131		14	9	Not applicable
Class R-2	840		168	475	Not applicable
Class R-3	746		224	125	Not applicable
Class R-4	146		86	7	Not applicable
Class R-5	Not applicable		200	3	Not applicable
Class R-6*	Not applicable		74	-†	Not applicable
Total	$38,455	$15,056	$2,387	$858	$297
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $399,000, shown on the accompanying financial statements, includes $459,000 in current fees (either paid in cash or deferred) and a net decrease of $60,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Energy	$1,321,268	$-	$-	$1,321,268
Materials	527,152	-	-	527,152
Industrials	2,326,406	-	-	2,326,406
Consumer discretionary	1,128,964	-	-	1,128,964
Consumer staples	961,228	-	-	961,228
Health care	1,398,820	-	-	1,398,820
Financials	475,097	-	-	475,097
Information technology	2,070,529	-	-	2,070,529
Telecommunication services	938,978	-	-	938,978
Utilities	1,116,150	-	-	1,116,150
Miscellaneous	87,683	-	-	87,683
Preferred stocks	-	210,051	-	210,051
Convertible securities	2,752	33,865		36,617
Bonds & notes:
Corporate bonds & notes	-	722,043	-	722,043
Mortgage-backed obligations	-	207,171	-	207,171
Bonds & notes of U.S. government & government agencies	-	157,415	-	157,415
Other	-	96,943	-	96,943
Short-term securities	-	884,225	-	884,225
Total	$12,355,027	$2,311,713	$-	$14,666,740

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2009
Class A	$1,860,461	97,853	$407,646	21,693	$(2,607,917)	(138,962)	$(339,810)	(19,416)
Class B	39,546	2,129	13,209	711	(105,762)	(5,637)	(53,007)	(2,797)
Class C	129,260	6,812	17,037	917	(148,530)	(8,046)	(2,233)	(317)
Class F-1	158,801	8,295	11,954	636	(139,120)	(7,409)	31,635	1,522
Class F-2	122,928	6,248	1,676	84	(13,189)	(676)	111,415	5,656
Class 529-A	42,720	2,211	7,528	400	(26,889)	(1,417)	23,359	1,194
Class 529-B	3,048	165	975	52	(3,592)	(190)	431	27
Class 529-C	15,115	792	1,722	92	(9,981)	(529)	6,856	355
Class 529-E	2,458	128	382	20	(1,505)	(79)	1,335	69
Class 529-F-1	3,644	187	284	15	(1,388)	(74)	2,540	128
Class R-1	7,120	364	413	22	(4,200)	(222)	3,333	164
Class R-2	43,114	2,273	3,447	185	(33,534)	(1,775)	13,027	683
Class R-3	58,265	3,002	5,443	290	(43,651)	(2,293)	20,057	999
Class R-4	33,113	1,697	2,272	120	(19,358)	(1,020)	16,027	797
Class R-5	127,217	6,857	9,154	503	(306,801)	(16,178)	(170,430)	(8,818)
Class R-6(2)	316,908	16,479	4,648	223	(2,342)	(111)	319,214	16,591
Total net increase
(decrease)	$2,963,718	155,492	$487,790	25,963	$(3,467,759)	(184,618)	$(16,251)	(3,163)

Year ended October 31, 2008
Class A	$1,592,424	62,923	$1,036,100	37,601	$(2,530,152)	(100,436)	$98,372	88
Class B	46,912	1,843	39,997	1,451	(124,162)	(4,942)	(37,253)	(1,648)
Class C	109,819	4,342	48,556	1,764	(174,340)	(6,962)	(15,965)	(856)
Class F-1	141,671	5,596	31,676	1,151	(198,056)	(7,886)	(24,709)	(1,139)
Class F-2(3)	8,786	392	22	1	(805)	(38)	8,003	355
Class 529-A	40,303	1,560	16,308	593	(26,376)	(1,035)	30,235	1,118
Class 529-B	3,725	144	2,545	92	(3,862)	(154)	2,408	82
Class 529-C	12,352	478	4,237	153	(10,984)	(430)	5,605	201
Class 529-E	2,328	90	863	31	(1,766)	(70)	1,425	51
Class 529-F-1	2,081	80	512	19	(1,423)	(56)	1,170	43
Class R-1	7,468	292	822	30	(3,955)	(155)	4,335	167
Class R-2	43,021	1,674	8,774	319	(43,645)	(1,695)	8,150	298
Class R-3	49,191	1,917	13,326	485	(59,453)	(2,324)	3,064	78
Class R-4	29,233	1,118	4,503	164	(21,368)	(826)	12,368	456
Class R-5	161,112	6,137	19,437	710	(53,938)	(2,064)	126,611	4,783
Total net increase
(decrease)	$2,250,426	88,586	$1,227,678	44,564	$(3,254,285)	(129,073)	$223,819	4,077

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,642,572,000 and $3,141,892,000, respectively, during the year ended October 31, 2009.

8. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. As of December 10, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 10/31/2009	$20.20	$.59	$1.56	$2.15	$(.72)	$(.06)	$(.78)	$21.57	11.27%	$11,862	.67%	.66%	3.05%
Year ended 10/31/2008	31.29	.60	(9.76)	(9.16)	(.64)	(1.29)	(1.93)	20.20	(30.85)	11,499	.60	.57	2.28
Year ended 10/31/2007	29.14	.64	2.83	3.47	(.61)	(.71)	(1.32)	31.29	12.19	17,809	.58	.56	2.09
Year ended 10/31/2006	26.52	.63	3.55	4.18	(.55)	(1.01)	(1.56)	29.14	16.40	16,044	.58	.55	2.31
Year ended 10/31/2005	25.10	.54	1.41	1.95	(.48)	(.05)	(.53)	26.52	7.80	13,850	.58	.56	2.06
Class B:
Year ended 10/31/2009	20.05	.44	1.56	2.00	(.58)	(.06)	(.64)	21.41	10.45	426	1.45	1.44	2.29
Year ended 10/31/2008	31.06	.40	(9.69)	(9.29)	(.43)	(1.29)	(1.72)	20.05	(31.37)	455	1.37	1.34	1.52
Year ended 10/31/2007	28.95	.40	2.80	3.20	(.38)	(.71)	(1.09)	31.06	11.28	756	1.36	1.33	1.32
Year ended 10/31/2006	26.36	.41	3.53	3.94	(.34)	(1.01)	(1.35)	28.95	15.48	689	1.37	1.34	1.52
Year ended 10/31/2005	24.94	.33	1.41	1.74	(.27)	(.05)	(.32)	26.36	7.00	595	1.38	1.36	1.26
Class C:
Year ended 10/31/2009	20.01	.43	1.55	1.98	(.57)	(.06)	(.63)	21.36	10.39	610	1.48	1.47	2.24
Year ended 10/31/2008	31.00	.38	(9.66)	(9.28)	(.42)	(1.29)	(1.71)	20.01	(31.40)	578	1.42	1.39	1.47
Year ended 10/31/2007	28.89	.38	2.80	3.18	(.36)	(.71)	(1.07)	31.00	11.26	922	1.41	1.38	1.27
Year ended 10/31/2006	26.31	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.89	15.41	796	1.42	1.40	1.46
Year ended 10/31/2005	24.90	.31	1.41	1.72	(.26)	(.05)	(.31)	26.31	6.91	666	1.44	1.42	1.19
Class F-1:
Year ended 10/31/2009	20.14	.59	1.56	2.15	(.72)	(.06)	(.78)	21.51	11.31	403	.67	.67	3.03
Year ended 10/31/2008	31.21	.59	(9.74)	(9.15)	(.63)	(1.29)	(1.92)	20.14	(30.89)	347	.64	.61	2.25
Year ended 10/31/2007	29.07	.62	2.83	3.45	(.60)	(.71)	(1.31)	31.21	12.14	573	.63	.60	2.05
Year ended 10/31/2006	26.46	.62	3.54	4.16	(.54)	(1.01)	(1.55)	29.07	16.36	495	.62	.60	2.26
Year ended 10/31/2005	25.04	.52	1.41	1.93	(.46)	(.05)	(.51)	26.46	7.71	434	.67	.65	1.97
Class F-2:
Year ended 10/31/2009	20.20	.58	1.63	2.21	(.78)	(.06)	(.84)	21.57	11.58	130	.43	.43	2.86
Period from 8/5/2008 to 10/31/2008	25.64	.12	(5.39)	(5.27)	(.17)	-	(.17)	20.20	(20.69)	7	.09	.08	.54
Class 529-A:
Year ended 10/31/2009	20.17	.57	1.57	2.14	(.71)	(.06)	(.77)	21.54	11.22	228	.74	.74	2.95
Year ended 10/31/2008	31.25	.57	(9.74)	(9.17)	(.62)	(1.29)	(1.91)	20.17	(30.93)	189	.69	.66	2.19
Year ended 10/31/2007	29.11	.60	2.83	3.43	(.58)	(.71)	(1.29)	31.25	12.07	259	.68	.65	1.99
Year ended 10/31/2006	26.50	.60	3.55	4.15	(.53)	(1.01)	(1.54)	29.11	16.29	206	.66	.64	2.21
Year ended 10/31/2005	25.07	.51	1.42	1.93	(.45)	(.05)	(.50)	26.50	7.71	151	.70	.68	1.93
Class 529-B:
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.31	34	1.55	1.55	2.16
Year ended 10/31/2008	31.14	.36	(9.71)	(9.35)	(.40)	(1.29)	(1.69)	20.10	(31.47)	32	1.49	1.46	1.39
Year ended 10/31/2007	29.01	.36	2.82	3.18	(.34)	(.71)	(1.05)	31.14	11.19	46	1.48	1.46	1.19
Year ended 10/31/2006	26.42	.37	3.53	3.90	(.30)	(1.01)	(1.31)	29.01	15.29	40	1.50	1.47	1.38
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.79	32	1.55	1.53	1.09
Class 529-C:
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.33	65	1.54	1.54	2.15
Year ended 10/31/2008	31.13	.36	(9.70)	(9.34)	(.40)	(1.29)	(1.69)	20.10	(31.45)	54	1.48	1.46	1.40
Year ended 10/31/2007	29.01	.36	2.81	3.17	(.34)	(.71)	(1.05)	31.13	11.17	77	1.48	1.45	1.19
Year ended 10/31/2006	26.42	.38	3.53	3.91	(.31)	(1.01)	(1.32)	29.01	15.31	62	1.49	1.46	1.39
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.82	48	1.54	1.52	1.10
Class 529-E:
Year ended 10/31/2009	20.12	.51	1.57	2.08	(.66)	(.06)	(.72)	21.48	10.88	12	1.04	1.03	2.66
Year ended 10/31/2008	31.17	.50	(9.72)	(9.22)	(.54)	(1.29)	(1.83)	20.12	(31.11)	10	.97	.95	1.91
Year ended 10/31/2007	29.04	.51	2.82	3.33	(.49)	(.71)	(1.20)	31.17	11.74	14	.97	.95	1.70
Year ended 10/31/2006	26.44	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.04	15.92	11	.97	.95	1.90
Year ended 10/31/2005	25.02	.42	1.41	1.83	(.36)	(.05)	(.41)	26.44	7.35	8	1.02	1.00	1.61

Class 529-F-1:
Year ended 10/31/2009	$20.19	$.61	$1.57	$2.18	$(.75)	$(.06)	$(.81)	$21.56	11.44%	$9	.54%	.53%	3.14%
Year ended 10/31/2008	31.28	.63	(9.76)	(9.13)	(.67)	(1.29)	(1.96)	20.19	(30.78)	6	.47	.45	2.41
Year ended 10/31/2007	29.13	.66	2.84	3.50	(.64)	(.71)	(1.35)	31.28	12.32	8	.47	.45	2.19
Year ended 10/31/2006	26.52	.65	3.55	4.20	(.58)	(1.01)	(1.59)	29.13	16.49	5	.47	.44	2.37
Year ended 10/31/2005	25.08	.52	1.42	1.94	(.45)	(.05)	(.50)	26.52	7.77	3	.64	.62	1.99
Class R-1:
Year ended 10/31/2009	20.07	.43	1.57	2.00	(.58)	(.06)	(.64)	21.43	10.43	17	1.48	1.47	2.22
Year ended 10/31/2008	31.10	.38	(9.70)	(9.32)	(.42)	(1.29)	(1.71)	20.07	(31.41)	13	1.41	1.38	1.47
Year ended 10/31/2007	28.97	.37	2.80	3.17	(.33)	(.71)	(1.04)	31.10	11.18	14	1.45	1.43	1.22
Year ended 10/31/2006	26.38	.38	3.54	3.92	(.32)	(1.01)	(1.33)	28.97	15.38	15	1.46	1.43	1.42
Year ended 10/31/2005	24.97	.31	1.40	1.71	(.25)	(.05)	(.30)	26.38	6.86	12	1.48	1.45	1.17
Class R-2:
Year ended 10/31/2009	20.05	.40	1.56	1.96	(.55)	(.06)	(.61)	21.40	10.22	132	1.62	1.62	2.08
Year ended 10/31/2008	31.06	.36	(9.69)	(9.33)	(.39)	(1.29)	(1.68)	20.05	(31.47)	110	1.51	1.48	1.37
Year ended 10/31/2007	28.94	.38	2.81	3.19	(.36)	(.71)	(1.07)	31.06	11.24	161	1.49	1.41	1.24
Year ended 10/31/2006	26.36	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.94	15.36	133	1.61	1.41	1.43
Year ended 10/31/2005	24.95	.31	1.41	1.72	(.26)	(.05)	(.31)	26.36	6.90	99	1.65	1.42	1.19
Class R-3:
Year ended 10/31/2009	20.10	.51	1.57	2.08	(.66)	(.06)	(.72)	21.46	10.89	181	1.03	1.03	2.66
Year ended 10/31/2008	31.14	.50	(9.71)	(9.21)	(.54)	(1.29)	(1.83)	20.10	(31.10)	149	.96	.94	1.92
Year ended 10/31/2007	29.01	.52	2.81	3.33	(.49)	(.71)	(1.20)	31.14	11.76	228	.97	.95	1.71
Year ended 10/31/2006	26.41	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.01	15.94	222	.96	.93	1.92
Year ended 10/31/2005	25.00	.44	1.40	1.84	(.38)	(.05)	(.43)	26.41	7.37	181	.98	.96	1.65
Class R-4:
Year ended 10/31/2009	20.16	.57	1.58	2.15	(.72)	(.06)	(.78)	21.53	11.26	75	.71	.71	2.96
Year ended 10/31/2008	31.23	.58	(9.74)	(9.16)	(.62)	(1.29)	(1.91)	20.16	(30.90)	54	.66	.64	2.21
Year ended 10/31/2007	29.09	.61	2.82	3.43	(.58)	(.71)	(1.29)	31.23	12.08	70	.67	.65	2.00
Year ended 10/31/2006	26.48	.60	3.54	4.14	(.52)	(1.01)	(1.53)	29.09	16.26	55	.68	.66	2.20
Year ended 10/31/2005	25.06	.51	1.41	1.92	(.45)	(.05)	(.50)	26.48	7.69	43	.69	.67	1.94
Class R-5:
Year ended 10/31/2009	20.20	.65	1.55	2.20	(.77)	(.06)	(.83)	21.57	11.55	108	.40	.39	3.47
Year ended 10/31/2008	31.29	.65	(9.75)	(9.10)	(.70)	(1.29)	(1.99)	20.20	(30.69)	279	.36	.34	2.52
Year ended 10/31/2007	29.14	.71	2.82	3.53	(.67)	(.71)	(1.38)	31.29	12.42	283	.37	.35	2.32
Year ended 10/31/2006	26.53	.68	3.54	4.22	(.60)	(1.01)	(1.61)	29.14	16.58	267	.38	.35	2.49
Year ended 10/31/2005	25.10	.58	1.43	2.01	(.53)	(.05)	(.58)	26.53	8.05	198	.39	.36	2.22
Class R-6:
Six months ended 10/31/2009	18.74	.31	2.86	3.17	(.33)	-	(.33)	21.58	16.99	358	.36 (5)	.36 (5)	3.03 (5)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	27%	23%	19%	19%	22%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Mutual Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2009

Tax information
                                                                                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2009:

Long-term capital gains	$37,493,000
Qualified dividend income	100%
Corporate dividends received deduction	$396,859,000
U.S. government income that may be exempt from state taxation	$2,814,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009, through October 31, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2009	Ending account value 10/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,178.48	$3.68	.67%
Class A -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class B -- actual return	1,000.00	1,174.38	7.89	1.44
Class B -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class C -- actual return	1,000.00	1,174.12	8.17	1.49
Class C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class F-1 -- actual return	1,000.00	1,178.45	3.79	.69
Class F-1 -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 -- actual return	1,000.00	1,180.12	2.36	.43
Class F-2 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A -- actual return	1,000.00	1,178.37	4.12	.75
Class 529-A -- assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-B -- actual return	1,000.00	1,173.28	8.49	1.55
Class 529-B -- assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class 529-C -- actual return	1,000.00	1,173.48	8.44	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-E -- actual return	1,000.00	1,176.70	5.71	1.04
Class 529-E -- assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class 529-F-1 -- actual return	1,000.00	1,179.38	2.97	.54
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 -- actual return	1,000.00	1,174.15	8.11	1.48
Class R-1 -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class R-2 -- actual return	1,000.00	1,172.96	8.76	1.60
Class R-2 -- assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class R-3 -- actual return	1,000.00	1,176.37	5.71	1.04
Class R-3 -- assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class R-4 -- actual return	1,000.00	1,178.79	3.95	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-5 -- actual return	1,000.00	1,179.79	2.25	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 -- actual return	1,000.00	1,169.85	1.96	.36
Class R-6 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–8.93%	0.83%	4.09%
Not reflecting CDSC	–4.31	1.17	4.09

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–5.22	1.12	2.48
Not reflecting CDSC	–4.30	1.12	2.48

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.59	1.92	3.27

Class F-2 shares2 — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.32	—	–9.26

Class 529-A shares3 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–9.17	0.67	2.36
Not reflecting maximum sales charge	–3.65	1.87	3.15

Class 529-B shares1,3 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–9.01	0.70	2.28
Not reflecting CDSC	–4.39	1.03	2.28

Class 529-C shares3 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–5.30	1.05	2.17
Not reflecting CDSC	–4.37	1.05	2.17

Class 529-E shares2,3 — first sold 3/7/02	–3.89	1.56	1.93

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.44	2.03	5.17

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Louise H. Bryson,4 65	2010	Chair of the Board of Trustees, J. Paul Getty Trust;
		former President, Distribution, Lifetime Entertainment
		Network; former Executive Vice President and
		General Manager, Lifetime Movie Network

Mary Anne Dolan, 62	1993	Founder and President, MAD Ink (communications
Chairman of the Board		company); former Editor-in-Chief, The Los Angeles
(Independent and Non-Executive)		Herald Examiner

James G. Ellis,4 62	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 74	1981	Chairman of the Board, Senior Resource Group LLC
		(development and management of senior living
		communities)

Leonard R. Fuller,4 63	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 54	2006	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt,4 68	2010	Retired; former Chairman of the Board and CEO,
		Walgreen Co. (drug store chain)

William H. Kling, 67	2006	President and CEO, American Public Media Group

John G. McDonald,4 72	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 65	1999	Director and Programming Chair, WYPR
		Baltimore/Washington (public radio station); Senior
		Adviser, Financial News (London); Senior Fellow,
		Institute for International Economics; former Senior
		Associate and head of the Global Policy Initiative,
		Reuters Foundation

Olin C. Robison, Ph.D., 73	1991	Fellow, The Oxford Centre for the Study of
		Christianity and Culture; Director, The Oxford Project
		on Religion and Public Policy; President Emeritus of
		the Salzburg Seminar; President Emeritus,
		Middlebury College

Steven B. Sample, Ph.D., 69	1999	President, University of Southern California

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Louise H. Bryson,4 65	6	None

Mary Anne Dolan, 62	9	None
Chairman of the Board
(Independent and Non-Executive)

James G. Ellis,4 62	17	Quiksilver, Inc.

Martin Fenton, 74	17	None

Leonard R. Fuller,4 63	17	None

William D. Jones, 54	6	Sempra Energy; SouthWest Water Company

L. Daniel Jorndt,4 68	3	None

William H. Kling, 67	9	None

John G. McDonald,4 72	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 65	3	None

Olin C. Robison, Ph.D., 73	3	American Shared Hospital Services

Steven B. Sample, Ph.D., 69	3	Intermec, Inc.

Kirk P. Pendleton and Mary Myers Kauppila retired from the board in May 2009 and September 2009, respectively. The directors thank Mr. Pendleton and Mrs. Kauppila for their dedication and service to the fund.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James K. Dunton, 71	1984	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

Joyce E. Gordon,4 53	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” directors5

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James K. Dunton, 71	2	None
Vice Chairman of the Board

Joyce E. Gordon,4 53	2	None

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 34 for footnotes.

Chairman emeritus
Jon B. Lovelace, Jr., 82	Chairman Emeritus, Capital Research and
Management Company

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

James B. Lovelace, 53	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

William L. Robbins, 41	2004	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director and
		Co-President, Capital Research Company6

Paul F. Roye, 56	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Christopher D. Buchbinder, 38	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Research Company6

James Terrile, 44	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 53	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 41	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 34	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Jeffrey P. Regal, 38	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4Louise H. Bryson, James G. Ellis, Leonard R. Fuller, L. Daniel Jorndt, John G. McDonald and Joyce E. Gordon were elected to the board by the fund’s shareholders effective January 1, 2010.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2009, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
>American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-903-1209P

Litho in USA BBC/L/8052-S20663

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$75,000
2009	$78,000

b) Audit-Related Fees:
2008	$5,000
2009	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$992,000
2009	$1,084,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,289,000 for fiscal year 2008 and $1,587,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Mutual Fund®
Investment portfolio

October 31, 2009

Common stocks — 84.32%	Shares	Value (000)

ENERGY — 9.02%
Apache Corp.	123,400	$11,614
Baker Hughes Inc.	1,070,000	45,015
BJ Services Co.	4,814,837	92,445
Chevron Corp.	1,973,911	151,083
ConocoPhillips	4,177,900	209,647
Devon Energy Corp.	1,925,000	124,567
EOG Resources, Inc.	471,600	38,511
Halliburton Co.	1,200,000	35,052
Hess Corp.	822,200	45,007
Marathon Oil Corp.	5,353,600	171,155
Royal Dutch Shell PLC, Class A (ADR)	4,076,000	242,155
Schlumberger Ltd.	880,400	54,761
Smith International, Inc.	350,000	9,705
Spectra Energy Corp	3,930,500	75,151
Sunoco, Inc.	500,000	15,400
		1,321,268

MATERIALS — 3.60%
Air Products and Chemicals, Inc.	2,467,300	190,303
Dow Chemical Co.	750,000	17,610
International Paper Co.	1,250,000	27,887
MeadWestvaco Corp.	6,209,864	141,771
Monsanto Co.	220,700	14,827
Potash Corp. of Saskatchewan Inc.	210,000	19,484
Praxair, Inc.	1,222,300	97,100
Weyerhaeuser Co.	500,000	18,170
		527,152

INDUSTRIALS — 15.88%
3M Co.	2,013,700	148,148
Avery Dennison Corp.	3,710,000	132,261
Boeing Co.	2,585,000	123,563
Burlington Northern Santa Fe Corp.	2,315,000	174,366
Cintas Corp.	785,000	21,737
CSX Corp.	2,742,500	115,679
Eaton Corp.	400,000	24,180
Emerson Electric Co.	1,300,000	49,075
General Dynamics Corp.	945,000	59,251
General Electric Co.	8,417,500	120,034
Illinois Tool Works Inc.	850,000	39,032
Ingersoll-Rand PLC	1,300,000	41,067
Lockheed Martin Corp.	1,330,000	91,491
Manpower Inc.	740,000	35,083
Norfolk Southern Corp.	230,000	10,723
Northrop Grumman Corp.	1,300,000	65,169
Pentair, Inc.	1,800,000	52,380
Pitney Bowes Inc.	4,166,900	102,089
Precision Castparts Corp.	314,000	29,996
R.R. Donnelley & Sons Co.	6,212,657	124,750
Rockwell Automation	1,250,000	51,187
Southwest Airlines Co.	4,450,000	37,380
Union Pacific Corp.	1,990,000	109,729
United Parcel Service, Inc., Class B	3,550,000	190,564
United Technologies Corp.	4,030,000	247,643
Waste Management, Inc.	4,345,000	129,829
		2,326,406

CONSUMER DISCRETIONARY — 7.71%
Carnival Corp., units	655,000	19,074
Comcast Corp., Class A, special nonvoting shares	1,500,000	21,030
Darden Restaurants, Inc.	3,365,000	101,993
Harley-Davidson, Inc.	2,408,000	60,007
Home Depot, Inc.	750,000	18,817
Johnson Controls, Inc.	5,990,000	143,281
Leggett & Platt, Inc.	2,316,074	44,770
Lowe’s Companies, Inc.	3,200,400	62,632
Mattel, Inc.	4,500,000	85,185
McDonald’s Corp.	900,000	52,749
News Corp., Class A	3,850,000	44,352
Omnicom Group Inc.	1,500,000	51,420
Staples, Inc.	1,600,000	34,720
Target Corp.	2,000,000	96,860
Time Warner Cable Inc.	322,381	12,715
Time Warner Inc.	4,002,666	120,560
VF Corp.	1,150,000	81,696
YUM! Brands, Inc.	2,340,000	77,103
		1,128,964

CONSUMER STAPLES — 6.56%
Avon Products, Inc.	2,690,000	86,214
Coca-Cola Co.	1,850,000	98,623
Colgate-Palmolive Co.	637,500	50,127
ConAgra Foods, Inc.	950,000	19,950
General Mills, Inc.	750,000	49,440
H.J. Heinz Co.	600,000	24,144
Kellogg Co.	2,685,600	138,416
Kimberly-Clark Corp.	1,900,000	116,204
Kraft Foods Inc., Class A	2,224,200	61,210
PepsiCo, Inc.	2,305,000	139,568
Procter & Gamble Co.	310,000	17,980
Sara Lee Corp.	6,193,800	69,928
Wal-Mart Stores, Inc.	1,800,000	89,424
		961,228

HEALTH CARE — 9.55%
Abbott Laboratories	4,179,600	211,362
Amgen Inc.1	630,000	33,850
Bristol-Myers Squibb Co.	4,662,500	101,642
Cardinal Health, Inc.	1,305,000	36,984
Eli Lilly and Co.	2,760,000	93,868
Johnson & Johnson	600,000	35,430
Medtronic, Inc.	3,452,000	123,236
Merck & Co., Inc.	11,635,000	359,871
Novartis AG (ADR)	1,900,000	98,705
Pfizer Inc	9,895,000	168,512
Schering-Plough Corp.	4,800,000	135,360
		1,398,820

FINANCIALS — 3.24%
Allstate Corp.	700,000	20,699
Arthur J. Gallagher & Co.	1,037,331	23,143
Bank of America Corp.	3,227,933	47,063
Bank of New York Mellon Corp.	3,456,000	92,137
Capital One Financial Corp.	735,000	26,901
JPMorgan Chase & Co.	3,293,000	137,549
Lincoln National Corp.	413,300	9,849
Marsh & McLennan Companies, Inc.	1,165,000	27,331
Travelers Companies, Inc.	1,000,000	49,790
U.S. Bancorp	1,750,000	40,635
		475,097

INFORMATION TECHNOLOGY — 14.13%
Analog Devices, Inc.	700,000	17,941
Automatic Data Processing, Inc.	2,000,000	79,600
Cisco Systems, Inc.1	1,950,000	44,558
Google Inc., Class A1	57,000	30,559
Hewlett-Packard Co.	4,320,000	205,027
Intel Corp.	9,423,000	180,074
International Business Machines Corp.	2,810,000	338,914
KLA-Tencor Corp.	694,100	22,565
Linear Technology Corp.	3,845,000	99,509
Maxim Integrated Products, Inc.	4,930,000	82,183
Microchip Technology Inc.	3,890,725	93,222
Microsoft Corp.	16,849,198	467,228
Nokia Corp. (ADR)	1,940,000	24,463
Oracle Corp.	6,815,000	143,796
Paychex, Inc.	1,000,000	28,410
QUALCOMM Inc.	800,000	33,128
SAP AG (ADR)	1,031,000	46,673
Texas Instruments Inc.	4,100,000	96,145
Tyco Electronics Ltd.	900,000	19,125
Xilinx, Inc.	800,400	17,409
		2,070,529

TELECOMMUNICATION SERVICES — 6.41%
AT&T Inc.	18,195,597	467,081
CenturyTel, Inc.	9,097,822	295,315
Verizon Communications Inc.	5,967,612	176,582
		938,978

UTILITIES — 7.62%
Ameren Corp.	3,598,680	87,592
American Electric Power Co., Inc.	1,435,000	43,366
Dominion Resources, Inc.	2,800,000	95,452
DTE Energy Co.	750,000	27,735
Duke Energy Corp.	3,800,000	60,116
Exelon Corp.	3,893,720	182,849
FirstEnergy Corp.	2,552,900	110,489
PPL Corp.	3,252,000	95,739
Progress Energy, Inc.	2,346,900	88,079
Public Service Enterprise Group Inc.	2,575,000	76,735
Questar Corp.	3,000,000	119,520
Southern Co.	1,250,000	38,987
Xcel Energy Inc.	4,745,000	89,491
		1,116,150

MISCELLANEOUS — 0.60%
Other common stocks in initial period of acquisition		87,683

Total common stocks (cost: $12,044,741,000)		12,352,275

Preferred stocks — 1.43%

FINANCIALS — 1.43%
JPMorgan Chase & Co., Series I, 7.90%2	87,080,000	87,841
PNC Financial Services Group, Inc., Series K, 8.25%2	900,000	903
PNC Preferred Funding Trust III 8.70%2,3	35,900,000	35,822
Wachovia Capital Trust III 5.80%2	14,885,000	10,799
Wells Fargo & Co. 7.98%2	79,348,000	74,686

Total preferred stocks (cost: $189,814,000)		210,051

Convertible securities — 0.25%

CONSUMER DISCRETIONARY — 0.02%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	22,000	2,752

FINANCIALS — 0.23%
SLM Corp., Series C, 7.25% convertible preferred 2010	61,000	33,865

Total convertible securities (cost: $29,090,000)		36,617

	Principal amount
Bonds & notes — 8.08%	(000)

ENERGY — 0.20%
Apache Corp. 6.00% 2013	$5,000	5,573
Chevron Corp. 3.95% 2014	5,000	5,271
Enbridge Energy Partners, LP 5.35% 2014	5,075	5,337
Kinder Morgan Energy Partners LP 6.75% 2011	4,000	4,261
Kinder Morgan Energy Partners LP 6.85% 2020	3,000	3,328
Shell International Finance B.V. 4.00% 2014	5,000	5,260
		29,030

INDUSTRIALS — 0.27%
Burlington Northern Santa Fe Corp. 6.75% 2011	8,442	9,177
Honeywell International Inc. 3.875% 2014	3,400	3,561
Lockheed Martin Corp. 4.121% 2013	1,450	1,527
Norfolk Southern Corp. 8.625% 2010	5,000	5,212
Northrop Grumman Corp. 7.75% 2016	4,420	5,329
PACCAR Inc, Series A, 6.375% 2012	5,000	5,424
PACCAR Inc, Series A, 6.875% 2014	5,000	5,715
Union Pacific Corp. 5.125% 2014	3,830	4,108
		40,053

CONSUMER DISCRETIONARY — 1.66%
AOL Time Warner Inc. 6.75% 2011	24,505	26,187
AOL Time Warner Inc. 6.875% 2012	8,436	9,285
Time Warner Inc. 5.50% 2011	13,875	14,841
Black & Decker Corp. 8.95% 2014	18,000	21,263
Comcast Cable Communications, Inc. 6.75% 2011	4,335	4,606
Hasbro, Inc. 6.125% 2014	3,750	4,124
Home Depot, Inc. 0.42% 20092	20,593	20,592
Johnson Controls, Inc. 5.50% 2016	1,720	1,764
News America Inc. 6.90% 2019	3,155	3,543
Staples, Inc. 7.75% 2011	9,380	10,084
Staples, Inc. 9.75% 2014	101,450	123,051
Time Warner Cable Inc. 6.20% 2013	3,985	4,369
		243,709

CONSUMER STAPLES — 0.35%
Avon Products, Inc. 5.625% 2014	5,000	5,489
Coca-Cola Enterprises Inc. 3.75% 2012	5,000	5,262
ConAgra Foods, Inc. 5.875% 2014	5,000	5,471
CVS Caremark Corp. 1.802% 20102	21,055	21,239
CVS Caremark Corp. 6.60% 2019	2,665	2,978
Safeway Inc. 6.25% 2014	5,900	6,522
Sysco Corp. 5.375% 2019	4,000	4,332
		51,293

HEALTH CARE — 0.48%
Abbott Laboratories 5.125% 2019	5,000	5,310
Aetna Inc. 5.75% 2011	1,962	2,067
Aetna Inc. 7.875% 2011	435	461
Amgen Inc. 6.90% 2038	20,000	24,326
Cardinal Health, Inc. 5.65% 2012	2,800	2,968
Eli Lilly and Co. 3.55% 2012	4,250	4,452
Merck & Co., Inc. 1.875% 2011	3,765	3,814
Novartis Capital Corp. 4.125% 2014	5,000	5,286
Pfizer Inc. 4.45% 2012	5,000	5,305
Roche Holdings Inc. 6.00% 20193	10,000	11,094
UnitedHealth Group Inc. 0.472% 20102	50	50
WellPoint, Inc. 5.00% 2011	5,000	5,182
		70,315

FINANCIALS — 2.08%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	5,000	5,373
American Express Bank 5.55% 2012	28,250	30,177
American Express Centurion Bank 5.55% 2012	18,870	20,157
American Express Co. 7.00% 2018	2,870	3,177
Bank of America Corp. 4.25% 2010	4,720	4,853
Bank of America Corp. 4.375% 2010	24,110	24,793
Bank of America Corp. 4.50% 2010	7,965	8,160
Bank of America Corp. 6.50% 2016	7,000	7,499
Citigroup Funding Inc., Series D, 1.518% 20102	34,400	34,498
Citigroup Inc. 0.313% 20092	9,680	9,680
Citigroup Inc. 0.579% 20102	18,280	18,241
Citigroup Inc. 4.125% 2010	11,915	12,021
Citigroup Inc. 4.625% 2010	2,890	2,954
Citigroup Inc. 6.125% 2017	7,000	7,155
ERP Operating LP 5.50% 2012	1,950	2,042
ERP Operating LP 6.625% 2012	5,500	5,912
ERP Operating LP 6.584% 2015	3,500	3,738
ERP Operating LP 5.125% 2016	2,400	2,370
ERP Operating LP 5.375% 2016	13,404	13,293
ERP Operating LP 5.75% 2017	39,855	40,182
ERP Operating LP 7.125% 2017	5,000	5,238
JPMorgan Chase & Co. 4.75% 2013	5,000	5,304
Kimco Realty Corp. 5.304% 2011	2,500	2,525
MassMutual Global Funding II, 3.625% 20123	5,250	5,418
MetLife Global Funding 5.125% 20143	3,000	3,191
Metropolitan Life Global Funding I, 5.125% 20133	1,665	1,765
New York Life Global Funding 2.25% 20123	5,000	4,999
PNC Funding Corp. 0.481% 20142	5,000	4,689
Simon Property Group, LP 6.75% 2014	7,000	7,539
Westfield Group 5.75% 20153	7,000	7,046
		303,989

INFORMATION TECHNOLOGY — 0.10%
KLA-Tencor Corp. 6.90% 2018	13,700	14,386

TELECOMMUNICATION SERVICES — 0.24%
AT&T Inc. 4.85% 2014	5,000	5,345
Telecom Italia Capital SA 6.175% 2014	5,000	5,430
Verizon Communications Inc. 5.55% 20143	5,000	5,453
Verizon Communications Inc. 8.50% 20183	15,000	18,719
		34,947

UTILITIES — 0.21%
FirstEnergy Solutions Co. 4.80% 20153	3,000	3,078
FPL Group Capital, Inc. 7.875% 2015	20,000	24,330
Progress Energy, Inc. 6.05% 2014	3,500	3,856
		31,264

MORTGAGE-BACKED OBLIGATIONS4 — 1.41%
DEPFA ACS Bank 4.75% 2010	3,980	4,063
Fannie Mae 4.50% 2023	17,183	17,921
Fannie Mae 5.50% 2023	14,865	15,841
Fannie Mae 4.00% 2024	19,472	19,854
Fannie Mae 4.00% 2024	23,736	24,215
Fannie Mae 4.00% 2024	48,667	49,621
Fannie Mae 4.50% 2024	48,517	50,480
Fannie Mae 5.00% 2039	24,248	25,176
		207,171

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 1.08%
Fannie Mae 2.50% 2014	25,775	25,870
Fannie Mae 2.625% 2014	15,000	14,995
Freddie Mac 1.75% 2012	50,240	50,666
U.S. Treasury 0.875% 2011	20,000	20,097
U.S. Treasury 1.125% 2011	5,000	5,016
U.S. Treasury 1.875% 2012	10,000	10,165
U.S. Treasury 3.25% 2016	10,000	10,230
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.50% 2011	10,000	10,093
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	10,000	10,283
		157,415

Total bonds & notes (cost: $1,089,110,000)		1,183,572

Short-term securities — 6.04%

Abbott Laboratories 0.13% due 12/16/20093	13,700	13,696
Coca-Cola Co. 0.15% due 2/2/20103	46,300	46,275
Fannie Mae 0.17%–0.20% due 11/2–12/22/2009	95,700	95,694
Federal Home Loan Bank 0.15%–0.17% due 11/17–12/16/2009	99,400	99,393
Freddie Mac 0.18%–0.245% due 1/21–5/19/2010	209,568	209,454
JPMorgan Chase Funding Inc. 0.16% due 11/23/20093	27,000	26,997
Merck & Co. Inc. 0.14% due 12/14/20093	19,700	19,697
NetJets Inc. 0.14% due 11/30/20093	21,300	21,298
Paccar Financial Corp. 0.20% due 1/25–1/28/2010	46,600	46,571
Private Export Funding Corp. 0.23% due 12/1/20093	7,200	7,199
Procter & Gamble International Funding S.C.A. 0.23% due 1/8/20103	28,700	28,690
Straight-A Funding LLC 0.21% due 11/24/20093	50,000	49,992
U.S. Treasury Bills 0.22%–0.338% due 5/6–8/26/2010	170,600	170,307
Wal-Mart Stores Inc. 0.13%–0.16% due 11/30–12/7/20093	48,970	48,962

Total short-term securities (cost: $884,121,000)		884,225

Total investment securities (cost: $14,236,876,000)		14,666,740
Other assets less liabilities		(16,863)

Net assets		$14,649,877

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Coupon rate may change periodically.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $359,391,000, which represented 2.45% of the net assets of the fund.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-903-1209O-S21447

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
American Mutual Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Mutual Fund, Inc. (the “Fund”) as of October 31, 2009, and for the year then ended and have issued our report thereon dated December 10, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 10, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND, INC.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: December 30, 2009